EXHIBIT 24
POWER OF ATTORNEY
     The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and Amy M. Tucker, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to any registration statements on Form S-8 covering shares of the Company’s Common Stock offered pursuant to the Company’s 401(k) and Profit Sharing Retirement Plan, and to any and all amendments to said registration statements, including post-effective amendments thereto, said registration statements and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.
     IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 24th day of July, 2007.

/s/ Philip J. Carroll, Jr.
Philip J. Carroll, Jr.

POWER OF ATTORNEY
     The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and Amy M. Tucker, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to any registration statements on Form S-8 covering shares of the Company’s Common Stock offered pursuant to the Company’s 401(k) and Profit Sharing Retirement Plan, and to any and all amendments to said registration statements, including post-effective amendments thereto, said registration statements and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.
     IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 13th day of August, 2007.

/s/ Phillip W. Farmer
Phillip W. Farmer

POWER OF ATTORNEY
     The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and Amy M. Tucker, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to any registration statements on Form S-8 covering shares of the Company’s Common Stock offered pursuant to the Company’s 401(k) and Profit Sharing Retirement Plan, and to any and all amendments to said registration statements, including post-effective amendments thereto, said registration statements and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.
     IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 13th day of August, 2007.

/s/ H. Allen Franklin
H. Allen Franklin

POWER OF ATTORNEY
     The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and Amy M. Tucker, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to any registration statements on Form S-8 covering shares of the Company’s Common Stock offered pursuant to the Company’s 401(k) and Profit Sharing Retirement Plan, and to any and all amendments to said registration statements, including post-effective amendments thereto, said registration statements and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.
     IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 13th day of August, 2007.

/s/ Ann McLaughlin Korologos
Ann McLaughlin Korologos

POWER OF ATTORNEY
     The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and Amy M. Tucker, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to any registration statements on Form S-8 covering shares of the Company’s Common Stock offered pursuant to the Company’s 401(k) and Profit Sharing Retirement Plan, and to any and all amendments to said registration statements, including post-effective amendments thereto, said registration statements and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.
     IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 13th day of August, 2007.

/s/ Douglas J. McGregor
Douglas J. McGregor

POWER OF ATTORNEY
     The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and Amy M. Tucker, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to any registration statements on Form S-8 covering shares of the Company’s Common Stock offered pursuant to the Company’s 401(k) and Profit Sharing Retirement Plan, and to any and all amendments to said registration statements, including post-effective amendments thereto, said registration statements and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.
     IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 13th day of August, 2007.

/s/ James V. Napier
James V. Napier

POWER OF ATTORNEY
     The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and Amy M. Tucker, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to any registration statements on Form S-8 covering shares of the Company’s Common Stock offered pursuant to the Company’s 401(k) and Profit Sharing Retirement Plan, and to any and all amendments to said registration statements, including post-effective amendments thereto, said registration statements and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 11333, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.
     IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 13th day of August, 2007.

/s/ Donald B. Rice
Donald B. Rice

POWER OF ATTORNEY
     The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and Amy M. Tucker, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to any registration statements on Form S-8 covering shares of the Company’s Common Stock offered pursuant to the Company’s 401(k) and Profit Sharing Retirement Plan, and to any and all amendments to said registration statements, including post-effective amendments thereto, said registration statements and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.
     IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 13th day of August, 2007.

/s/ Orin R. Smith
Orin R. Smith

POWER OF ATTORNEY
     The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and Amy M. Tucker, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to any registration statements on Form S-8 covering shares of the Company’s Common Stock offered pursuant to the Company’s 401(k) and Profit Sharing Retirement Plan, and to any and all amendments to said registration statements, including post-effective amendments thereto, said registration statements and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.
     IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 13th day of August, 2007.

/s/ Vincent J. Trosino
Vincent J. Trosino